Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2004

UNAUDITED

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2004

UNAUDITED

Page
Consolidated Statement of Income	1
Consolidated Balance Sheet	2
Capital and Asset Quality Ratios	2
Results of Business Segments
Summary	3
Banking Businesses
Regional Community Banking	4
Wholesale Banking	5
PNC Advisors	6
Asset Management and Processing Businesses
BlackRock	7
PFPC	8
Details of Net Interest Income and Net Interest Margin	9
Details of Noninterest Income and Noninterest Expense	10
Average Consolidated Balance Sheet	11-12
Details of Loans, Loans Held for Sale and Other Lending Statistics	13
Allowances For Loan and Lease Losses And Unfunded Loan Commitments And Letters of Credit	14
Details of Nonperforming Assets	15-16
Glossary of Terms	17-19
Business Segment Products and Services	20

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at October 20, 2004. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our SEC filings. We have reclassified certain prior period amounts included in this Financial Supplement to be consistent with the current period presentation. See our Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of our business segments as reflected in this Financial Supplement on pages 3 through 8. Business segment products and services are described on page 19.

The average full-time equivalent employee (FTE) statistics disclosed in this Financial Supplement for each business segment reflect reflect staff directly employed by the respective business segment and exclude corporate and shared services employees.

The PNC Financial Services Group, Inc. (“PNC”) and Riggs National Corporation (“Riggs”) have filed with the United States Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus and will file other relevant documents concerning the merger of Riggs with and into PNC (the “Merger”). PNC and Riggs urge investors to read the proxy statement/prospectus and any other documents to be filed with the SEC in connection with the Merger or incorporated by reference into the proxy statement/prospectus, because they will contain important information. Investors will be able to obtain these documents free of charge at the SEC website (www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Riggs will be available free of charge from www.riggsbank.com.

The directors, executive officers, and certain other members of management of Riggs may be soliciting proxies in favor of the Merger from its shareholders. For information about these directors, executive officers, and members of management, shareholders are asked to refer to Riggs’ most recent annual meeting proxy statement, which is available at the web addresses provided in the preceding paragraph.

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Statement of Income (Unaudited)

For the three months ended - in millions, except per share data	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Interest Income
Loans and fees on loans	$516	$490	$490	$472	$488
Securities	139	130	145	141	142
Other	30	38	31	47	38

Total interest income	685	658	666	660	668

Interest Expense
Deposits	121	107	104	102	106
Borrowed funds	73	70	68	73	75

Total interest expense	194	177	172	175	181

Net interest income	491	481	494	485	487
Provision for credit losses	13	8	12	34	50

Net interest income less provision for credit losses	478	473	482	451	437

Noninterest Income
Asset management	238	250	252	229	216
Fund servicing	204	200	204	193	188
Service charges on deposits	65	63	59	62	60
Brokerage	52	56	58	51	46
Consumer services	66	67	63	63	65
Corporate services	100	128	125	123	132
Equity management gains (losses)	16	35	7		(4)
Net securities gains	16	14	15	15	19
Other	81	97	128	125	103

Total noninterest income	838	910	911	861	825

Noninterest Expense
Staff	576	491	463	472	448
Net occupancy	68	67	68	65	63
Equipment	72	70	74	71	67
Marketing	19	24	20	15	16
Other	246	258	270	235	233

Total noninterest expense	981	910	895	858	827

Income before minority and noncontrolling interests and income taxes	335	473	498	454	435
Minority and noncontrolling interests in (loss) income of consolidated entities	(13)	11	7	6	2
Income taxes	90	158	163	146	152

Income before cumulative effect of accounting change	258	304	328	302	281
Cumulative effect of accounting change (less applicable income tax benefit of $14)				(28)

Net income	$258	$304	$328	$274	$281

Earnings Per Common Share
Before cumulative effect of accounting change
Basic	$.92	$1.08	$1.16	$1.09	$1.01
Diluted	$.91	$1.07	$1.15	$1.08	$1.00
From net income
Basic	$.92	$1.08	$1.16	$.99	$1.01
Diluted	$.91	$1.07	$1.15	$.98	$1.00

Average Common Shares Outstanding
Basic	281	281	282	276	278
Diluted	283	283	284	278	280

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Balance Sheet (Unaudited)

In millions, except par value	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Assets
Cash and due from banks	$3,005	$3,065	$2,787	$2,968	$3,150
Federal funds sold				50
Resale agreements	1,154	1,096	1,979	1,826	1,836
Other short-term investments	1,801	1,335	1,243	720	697
Loans held for sale	1,582	1,457	1,548	1,400	1,531
Securities	16,824	14,954	16,941	15,690	14,907
Loans, net of unearned income of $931, $923, $980, $1,009 and $1,037	42,480	40,835	39,451	36,303	36,995
Allowance for loan and lease losses	(581)	(593)	(604)	(632)	(648)

Net loans	41,899	40,242	38,847	35,671	36,347
Goodwill	3,007	2,978	2,975	2,390	2,385
Other intangible assets	348	351	341	317	311
Other	7,677	7,640	7,454	7,136	7,539

Total assets	$77,297	$73,118	$74,115	$68,168	$68,703

Liabilities
Deposits
Noninterest-bearing	$12,461	$12,246	$11,879	$11,505	$12,118
Interest-bearing	38,701	37,748	36,246	33,736	33,405

Total deposits	51,162	49,994	48,125	45,241	45,523
Borrowed funds
Federal funds purchased	2,008	1,069	2,648	169	881
Repurchase agreements	1,595	1,163	1,279	1,081	1,048
Bank notes and senior debt	2,997	2,796	2,829	2,823	2,839
Federal Home Loan Bank borrowings	96	101	703	1,115	1,127
Subordinated debt	3,569	3,510	3,837	3,729	1,980
Mandatorily redeemable capital securities of subsidiary trusts					848
Commercial paper	1,805	1,743	1,934	2,226	2,483
Other borrowed funds	849	555	492	310	348

Total borrowed funds	12,919	10,937	13,722	11,453	11,554
Allowance for unfunded loan commitments and letters of credit	96	84	91	91	90
Accrued expenses	2,402	2,221	2,313	2,275	2,226
Other	2,907	2,399	2,216	2,001	2,192

Total liabilities	69,486	65,635	66,467	61,061	61,585

Minority and noncontrolling interests in consolidated entities	499	419	418	462	480

Shareholders’ Equity
Preferred stock
Common stock - $5 par value Authorized 800 shares, issued 353 shares	1,764	1,764	1,764	1,764	1,764
Capital surplus	1,246	1,235	1,209	1,108	1,110
Retained earnings	8,107	7,991	7,829	7,642	7,507
Deferred compensation expense	(52)	(54)	(27)	(29)	(24)
Accumulated other comprehensive (loss) income	(25)	(139)	180	60	148
Common stock held in treasury at cost: 70, 71, 71, 76 and 76 shares	(3,728)	(3,733)	(3,725)	(3,900)	(3,867)

Total shareholders’ equity	7,312	7,064	7,230	6,645	6,638

Total liabilities, minority and noncontrolling interests and shareholders’ equity	$77,297	$73,118	$74,115	$68,168	$68,703

CAPITAL RATIOS
Tier 1 Risk-based (a)	9.0%	9.1%	9.1%	9.5%	8.7%
Total Risk-based (a)	12.5	12.9	13.1	13.8	12.0
Leverage (a)	7.7	7.7	7.7	8.2	7.6
Tangible common	5.6	5.6	5.8	6.3	6.2
Shareholders’ equity to total assets	9.46	9.66	9.76	9.75	9.66
Common shareholders’ equity to total assets	9.45	9.65	9.74	9.73	9.65

ASSET QUALITY RATIOS
Nonperforming assets to loans, loans held for sale and foreclosed assets	.42%	.49%	.56%	.87%	1.03%
Nonperforming loans to loans	.35	.41	.46	.73	.88
Net charge-offs to average loans (For the three months ended)	.12	.26	.64	.53	.68
Allowance for loan and lease losses to loans	1.37	1.45	1.53	1.74	1.75
Allowance for loan and lease losses to nonperforming loans	393	351	330	238	200

(a)	Estimated for September 30, 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Business Segments - Summary (Unaudited) (a)

Three months ended – dollars in millions
Earnings	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Banking businesses
Regional Community Banking	$134	$125	$102	$127	$122
Wholesale Banking	100	113	122	117	97
PNC Advisors	24	27	31	20	25

Total banking businesses	258	265	255	264	244

Asset management and processing businesses
BlackRock (b)	(10)	48	55	41	40
PFPC	17	17	16	18	17

Total asset management and processing businesses	7	65	71	59	57

Total business segment earnings	265	330	326	323	301
Minority interest in loss (income) of BlackRock	3	(14)	(16)	(12)	(12)
Other	(10)	(12)	18	(9)	(8)

Results before cumulative effect of accounting change	258	304	328	302	281
Cumulative effect of accounting change				(28)

Total consolidated	$258	$304	$328	$274	$281

Revenue (c)	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Banking businesses
Regional Community Banking	$525	$511	$501	$489	$478
Wholesale Banking	299	322	317	330	328
PNC Advisors	151	154	170	159	156

Total banking businesses	975	987	988	978	962

Asset management and processing businesses
BlackRock	171	184	182	161	150
PFPC	203	199	203	194	188

Total asset management and processing businesses	374	383	385	355	338

Total business segment revenue	1,349	1,370	1,373	1,333	1,300
Other	(13)	25	35	16	14

Total consolidated	$1,336	$1,395	$1,408	$1,349	$1,314

(a)	See our Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of our business segments. Our business segment information is presented based on our management accounting practices and our management structure. We refine our methodologies from time to time as our management accounting practices are enhanced and our businesses change.
(b)	BlackRock results for the third quarter of 2004 reflect a $57 million after-tax impact for the BlackRock LTIP charge.
(c)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC. BlackRock began reporting revenue on a taxable-equivalent basis in the third quarter of 2004. BlackRock for all other periods and PFPC for all periods is presented on a book (GAAP) basis. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide accurate comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make them fully equivalent to other taxable interest income investments. The following is a reconciliation of total consolidated revenue on a book (GAAP) basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Total consolidated revenue, book (GAAP) basis	$1,329	$1,391	$1,405	$1,346	$1,312
Taxable-equivalent adjustment	7	4	3	3	2

Total consolidated revenue, taxable-equivalent basis	$1,336	$1,395	$1,408	$1,349	$1,314

THE PNC FINANCIAL SERVICES GROUP, INC.

Regional Community Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
INCOME STATEMENT
Net interest income	$342	$340	$333	$314	$310
Noninterest income
Service charges on deposits	63	60	57	59	58
Investment products	27	29	29	27	30
Other	93	82	82	89	80

Total noninterest income	183	171	168	175	168

Total revenue	525	511	501	489	478
Provision for credit losses	13	6	29	14	9
Noninterest expense
Staff expense	132	130	136	122	120
Net occupancy and equipment	66	66	68	60	61
Other	102	111	108	94	96

Total noninterest expense	300	307	312	276	277

Pretax earnings	212	198	160	199	192
Income taxes	78	73	58	72	70

Earnings	$134	$125	$102	$127	$122

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$11,283	$10,734	$9,478	$8,926	$8,476
Indirect	879	836	774	510	492
Other consumer	514	533	682	474	504

Total consumer	12,676	12,103	10,934	9,910	9,472
Commercial	4,113	3,943	3,901	3,205	3,223
Floor plan	929	1,037	947	844	803
Residential mortgage	737	776	813	389	448
Other	25	24	28	22	23

Total loans	18,480	17,883	16,623	14,370	13,969
Goodwill	1,005	1,005	994	438	438
Loans held for sale	1,238	1,156	1,115	1,158	1,105
Other assets	1,447	1,587	2,060	1,312	1,370

Total assets	$22,170	$21,631	$20,792	$17,278	$16,882

Deposits
Noninterest-bearing demand	$6,712	$6,464	$6,248	$5,804	$5,744
Interest-bearing demand	6,937	6,916	6,916	6,596	6,392
Money market	12,112	12,465	12,356	12,140	12,307

Total transaction deposits	25,761	25,845	25,520	24,540	24,443
Savings	2,659	2,548	2,508	2,020	2,050
Certificates of deposit	8,775	8,421	8,565	8,047	8,234

Total deposits	37,195	36,814	36,593	34,607	34,727
Other liabilities	185	223	432	147	158
Capital	2,375	2,364	2,362	2,218	2,227

Total funds	$39,755	$39,401	$39,387	$36,972	$37,112

PERFORMANCE RATIOS
Return on capital	22%	21%	17%	23%	22%
Noninterest income to total revenue	35	33	34	36	35
Efficiency	57	60	62	56	58

OTHER INFORMATION (b)
Total nonperforming assets (c)	$85	$81	$75	$85	$72
Net charge-offs (d)	$10	$10	$32	$12	$10
Annualized net charge-off ratio (d)	.22%	.22%	.77%	.33%	.28%
Home equity portfolio credit statistics:
Percentage of first lien positions	51%	51%	50%	51%	50%
Weighted average loan-to-value ratios	71%	71%	72%	70%	70%
Weighted average FICO scores	717	717	713	713	712
Loans 90 days past due	.22%	.20%	.23%	.25%	.23%
Gains on sales of education loans (e)	$15	$2		$8	$4
Average FTE staff	10,251	10,254	10,379	9,589	9,643
ATMs	3,555	3,528	3,486	3,600	3,664
Branches	774	775	769	719	715
Checking relationships	1,732,000	1,700,000	1,679,000	1,611,000	1,606,000
Consumer DDA households using online banking	690,000	663,000	637,000	593,000	570,000
% of consumer DDA households using online banking	44%	43%	42%	41%	39%
Consumer DDA households using online bill payment	108,000	112,000	102,000	63,000	58,000
% of consumer DDA households using online bill payment	7%	7%	7%	4%	4%
Small business deposits
Demand	$5,461	$5,423	$5,407	$5,303	$5,109
Money market	2,788	2,707	2,510	2,283	2,180
Certificates of deposit	304	300	324	300	309

(a)	See (a) and (c) on page 3.
(b)	Presented as of period-end, except for net charge-offs, annualized net charge-off ratio, home equity portfolio weighted average statistics, gains on sales of education loans, average FTEs and small business deposits.
(c)	See (a) and (b) on page 15.
(d)	See (a) on page 14.
(e)	Included in “Other noninterest income” above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Wholesale Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
INCOME STATEMENT
Net interest income	$179	$170	$163	$169	$170
Net interest income - FIN 46	1	1	1	1	2

Total net interest income	180	171	164	170	172
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	6	14	10	14	15
Servicing and other fees, net of amortization	12	12	11	9	11
Net gains on institutional loans held for sale	5	17	28	16	23
Other - FIN 46	4	4	4	8	6
Other	92	104	100	113	101

Noninterest income	119	151	153	160	156

Total revenue	299	322	317	330	328
Provision for credit losses	1	8	(13)	9	38
Noninterest expense - FIN 46	15	15	15	17	19
Noninterest expense	151	147	147	150	142

Pretax earnings	132	152	168	154	129
Noncontrolling interests in income of consolidated entities	(12)	(10)	(10)	(8)	(11)
Income taxes	44	49	56	45	43

Earnings	$100	$113	$122	$117	$97

AVERAGE BALANCE SHEET
Loans (b)
Corporate banking	$9,776	$9,669	$9,875	$10,233	$10,512
Commercial real estate	1,902	1,934	1,665	1,647	1,841
Commercial - real estate related	1,704	1,465	1,585	1,350	1,431
PNC Business Credit	3,838	3,788	3,608	3,658	3,633

Total loans	17,220	16,856	16,733	16,888	17,417
Loans held for sale	349	493	484	549	436
Other assets	4,010	4,640	4,630	4,574	4,295

Total assets	$21,579	$21,989	$21,847	$22,011	$22,148

Deposits	$7,882	$6,981	$6,694	$6,641	$6,543
Commercial paper	1,679	1,815	2,111	2,386	2,502
Other liabilities	2,944	3,583	3,725	3,707	3,405
Capital	1,586	1,659	1,854	1,942	2,001

Total funds	$14,091	$14,038	$14,384	$14,676	$14,451

PERFORMANCE RATIOS
Return on capital	25%	27%	26%	24%	19%
Noninterest income to total revenue	40	47	48	48	48
Efficiency	56	50	51	51	49

COMMERCIAL MORTGAGE
SERVICING PORTFOLIO (in billions)
Beginning of period	$89	$86	$83	$80	$79
Acquisitions/additions	11	11	7	6	5
Repayments/transfers	(7)	(8)	(4)	(3)	(4)

End of period	$93	$89	$86	$83	$80

OTHER INFORMATION
Consolidated revenue from treasury management	$95	$91	$88	$90	$90
Consolidated revenue from capital markets	$27	$37	$32	$32	$32
Total loans (c)	$17,650	$17,171	$16,728	$16,441	$17,478
Total nonperforming assets (c)	$82	$110	$131	$227	$311
Net charge-offs		$16	$30	$34	$51
Average FTE staff	3,098	3,074	3,038	2,970	2,977
Net carrying amount of commercial mortgage servicing rights (c)	$229	$226	$211	$209	$200

(a)	See (a) and (c) on page 3.
(b)	Includes Market Street Funding Corporation. See Supplemental Average Balance Sheet Information on Page 11.
(c)	Presented as of period-end.

THE PNC FINANCIAL SERVICES GROUP, INC.

PNC Advisors (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
INCOME STATEMENT
Net interest income	$29	$27	$27	$27	$27
Noninterest income
Investment management and trust	77	79	81	81	78
Brokerage	25	28	30	29	25
Other	20	20	32	22	26

Total noninterest income	122	127	143	132	129

Total revenue	151	154	170	159	156
Provision for credit losses	1	(2)	1	1	1
Noninterest expense	112	114	120	126	116

Pretax earnings	38	42	49	32	39
Income taxes	14	15	18	12	14

Earnings	$24	$27	$31	$20	$25

AVERAGE BALANCE SHEET
Loans
Consumer	$1,568	$1,475	$1,386	$1,371	$1,331
Residential mortgage	118	137	154	173	216
Commercial	412	417	415	415	463
Other	293	303	292	291	287

Total loans	2,391	2,332	2,247	2,250	2,297
Other assets	393	405	413	411	434

Total assets	$2,784	$2,737	$2,660	$2,661	$2,731

Deposits	$2,252	$2,298	$2,189	$2,175	$2,181
Other liabilities	276	272	268	262	260
Capital	305	301	325	305	308

Total funds	$2,833	$2,871	$2,782	$2,742	$2,749

PERFORMANCE RATIOS
Return on capital	31%	36%	38%	26%	32%
Noninterest income to total revenue	81	82	84	83	82
Efficiency	74	74	71	79	74

ASSETS UNDER ADMINISTRATION (in billions) (b) (c) (d)
Assets under management
Personal	$39	$40	$39	$44	$42
Institutional	9	9	9	9	9

Total	$48	$49	$48	$53	$51

Asset Type
Equity	$28	$29	$28	$31	$28
Fixed income	14	14	14	16	16
Liquidity/Other	6	6	6	6	7

Total	$48	$49	$48	$53	$51

Nondiscretionary assets under administration
Personal	$27	$27	$29	$22	$23
Institutional	64	64	65	65	63

Total	$91	$91	$94	$87	$86

Asset Type
Equity	$31	$32	$33	$30	$30
Fixed income	32	33	34	30	29
Liquidity/Other	28	26	27	27	27

Total	$91	$91	$94	$87	$86

OTHER INFORMATION (c)
Total nonperforming assets	$10	$10	$11	$11	$11
Brokerage assets administered (in billions)	$23	$23	$24	$23	$22
Full service brokerage offices	75	75	76	76	77
Financial consultants	435	436	444	445	458
Margin loans	$267	$268	$270	$256	$257
Average FTE staff	2,791	2,787	2,804	2,810	2,906

(a)	See (a) and (c) on page 3.
(b)	Excludes brokerage assets administered.
(c)	Presented as of period-end, except for average FTE.
(d)	Balances at September 30, 2004, June 30, 2004 and March 31, 2004 reflect the first quarter 2004 sale of certain activities of the investment consulting business of Hawthorn and the expected reduction of approximately $6 billion of assets under management with approximately $4.7 million moving to nondiscretionary assets under administration.

THE PNC FINANCIAL SERVICES GROUP, INC.

BlackRock (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
INCOME STATEMENT
Investment advisory and administration fees	$148	$162	$160	$141	$133
Other income	23	22	22	20	17

Total revenue	171	184	182	161	150
Operating expense	94	113	104	90	84
Operating expense - LTIP charge	91
Fund administration and servicing costs	9	8	8	9	8

Total expense	194	121	112	99	92

Operating (loss) income	(23)	63	70	62	58
Nonoperating income	7	15	6	5	6

Pretax (loss) earnings	(16)	78	76	67	64
Minority interest		4
Income taxes	(6)	26	21	26	24

(Loss) earnings	$(10)	$48	$55	$41	$40

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$184	$186	$186	$192	$192
Other assets	872	780	723	775	728

Total assets	$1,056	$966	$909	$967	$920

Liabilities	$321	$211	$186	$254	$223
Stockholders’ equity	735	755	723	713	697

Total liabilities and stockholders’ equity	$1,056	$966	$909	$967	$920

PERFORMANCE DATA
Return on equity	(5)%	26%	31%	23%	23%
Operating margin (b)	32	36	40	41	41
Diluted (loss) earnings per share	$(.15)	$.73	$.84	$.63	$.61

ASSETS UNDER MANAGEMENT (in billions) (period end)
Separate accounts
Fixed income	$211	$200	$202	$190	$178
Liquidity	8	7	6	6	6
Liquidity - securities lending	9	9	9	10	10
Equity	8	9	9	9	9
Alternative investment products	7	6	6	7	7

Total separate accounts	243	231	232	222	210
Mutual funds (c)
Fixed income	24	24	25	24	23
Liquidity	51	50	59	59	58
Equity	5	5	5	4	3

Total mutual funds	80	79	89	87	84

Total assets under management	$323	$310	$321	$309	$294

OTHER INFORMATION
Average FTE staff	1,063	984	947	991	976

(a)    See (a) and (c) on page 3.

(b)    Calculated as operating income, adjusted for the 2002 BlackRock Long-Term Retention and Incentive Plan (LTIP) charge, divided by total revenue less fund administration and servicing costs. The following is a reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) in millions:

Operating (loss) income, GAAP basis	$(23)	$63	$70	$62	$58
Add back: LTIP charge	91
Less: portion of LTIP to be funded by BlackRock	(17)

Operating income, as adjusted	$51	$63	$70	$62	$58

Total revenue, GAAP basis	$171	$184	$182	$161	$150
Less: fund administration and servicing costs	9	8	8	9	8

Revenue used for operating margin calculation, as reported	$162	$176	$174	$152	$142

Operating margin, as reported	32%	36%	40%	41%	41%
Operating margin, GAAP basis	(13)%	34%	38%	38%	38%

We believe that operating margin, as reported, is a more relevant indicator of management’s ability to effectively employ BlackRock’s resources. The portion of the LTIP charge associated with awards to be met with the contribution of shares of BlackRock stock by PNC has been excluded from operating income because, exclusive of impact related to LTIP participants’ option to put awarded shares to BlackRock, this non-cash charge will not impact BlackRock’s book value. We have excluded fund administration and servicing costs from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.
(c)	Includes BlackRock Funds, BlackRock Liquidity Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.

PFPC (Unaudited) (a)

Three months ended Dollars in millions except as noted	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
INCOME STATEMENT
Fund servicing revenue	$203	$199	$203	$194	$188
Operating expense	158	158	167	155	150
Amortization (Accretion) of other intangibles, net	3	(1)	(3)	(4)	(6)

Operating income	42	42	39	43	44
Nonoperating income (b)	1		2	3	3
Debt financing	14	14	14	16	18

Pretax earnings	29	28	27	30	29
Income taxes	12	11	11	12	12

Earnings	$17	$17	$16	$18	$17

AVERAGE BALANCE SHEET
Goodwill and other intangible assets	$1,021	$1,024	$1,027	$1,034	$1,034
Other assets	1,052	1,054	952	949	862

Total assets	$2,073	$2,078	$1,979	$1,983	$1,896

Debt financing	$1,102	$1,137	$1,163	$1,248	$1,290
Other liabilities, net	711	681	550	467	306
Capital	260	260	266	268	300

Total funds	$2,073	$2,078	$1,979	$1,983	$1,896

PERFORMANCE RATIOS
Return on capital	26%	26%	23%	27%	22%
Operating margin (c)	21	21	19	22	23

SERVICING STATISTICS (d)
Accounting/administration net fund assets (in billions)
Domestic	$609	$612	$621	$609	$581
Foreign (e)	58	53	48	45	41

Total	$667	$665	$669	$654	$622

Asset type
Money market	$322	$326	$337	$341	$342
Equity	203	200	198	186	159
Fixed income	97	94	95	90	88
Other	45	45	39	37	33

Total	$667	$665	$669	$654	$622

Custody fund assets (in billions)	$418	$416	$411	$401	$384

Shareholder accounts (in millions)
Transfer agency	21	21	22	21	21
Subaccounting	34	34	33	32	29

Total	55	55	55	53	50

OTHER INFORMATION
Average FTE staff	4,614	4,816	4,910	4,801	4,760

(a)	See (a) on page 3.
(b)	Net of nonoperating expense.
(c)	Operating income divided by total fund servicing revenue.
(d)	Presented as of period-end.
(e)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Net Interest Income and Net Interest Margin (Unaudited)

Taxable-equivalent basis

	For the quarter ended
Net Interest Income In millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Interest income
Loans and fees on loans	$518	$491	$492	$474	$490
Securities	141	131	146	142	142
Other	33	40	31	47	38

Total interest income	692	662	669	663	670

Interest expense
Deposits	121	107	104	102	106
Borrowed funds	73	70	68	73	75

Total interest expense	194	177	172	175	181

Net interest income (a)	$498	$485	$497	$488	$489

	For the quarter ended
Net Interest Margin	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Average yields/rates
Yield on earning assets
Loans and fees on loans	4.89%	4.89%	5.05%	5.08%	5.25%
Securities	3.67	3.33	3.57	3.65	3.71
Other	2.89	3.07	2.54	3.94	3.56
Total yield on earning assets	4.44	4.34	4.44	4.60	4.71
Rate on interest-bearing liabilities
Deposits	1.27	1.15	1.16	1.20	1.25
Borrowed funds	2.45	2.21	2.07	2.31	2.45
Total rate on interest-bearing liabilities	1.55	1.42	1.40	1.50	1.57

Interest rate spread	2.89	2.92	3.04	3.10	3.14
Impact of noninterest-bearing sources	.30	.26	.26	.28	.30

Net interest margin	3.19%	3.18%	3.30%	3.38%	3.44%

(a) The following is a reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis:

	For the quarter ended
In millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Net interest income, GAAP basis	$491	$481	$494	$485	$487
Taxable-equivalent adjustment	7	4	3	3	2

Net interest income, taxable-equivalent basis	$498	$485	$497	$488	$489

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Noninterest Income and Noninterest Expense (Unaudited)

In millions

	For the quarter ended
Noninterest Income	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Asset management	$238	$250	$252	$229	$216
Fund servicing	204	200	204	193	188
Service charges on deposits	65	63	59	62	60
Brokerage	52	56	58	51	46
Consumer services	66	67	63	63	65
Corporate services	100	128	125	123	132
Equity management gains (losses)	16	35	7		(4)
Net securities gains	16	14	15	15	19
Other	81	97	128	125	103

Total noninterest income	$838	$910	$911	$861	$825

Included in “Corporate services” above
Net gains on institutional loans held for sale	$5	$17	$28	$16	$23
Net gains on commercial mortgage-backed securities	$6	$14	$10	$14	$15

Included in “Other” above
Gains on sales of education loans	$15	$2		$8	$4
Net trading income	$16	$30	$23	$28	$36

Noninterest income to total revenue (a)	63%	65%	65%	64%	63%

	For the quarter ended
Noninterest Expense	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Staff	$576	$491	$463	$472	$448
Net occupancy	68	67	68	65	63
Equipment	72	70	74	71	67
Marketing	19	24	20	15	16
Other	246	258	270	235	233

Total noninterest expense (b)	$981	$910	$895	$858	$827

Efficiency (c)	74%	65%	64%	64%	63%

Bank efficiency (d)	65%	63%	60%	61%	60%

(a)	Calculated as total noninterest income divided by the sum of net interest income and noninterest income. The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue included in the cumulative effect of an accounting adjustment recorded in that quarter, as we consider this to be a more meaningful comparison with the other periods presented. If the additional revenue included in the cumulative effect of an accounting adjustment had been included in the computation, the ratio would have been 62% for the quarter ended December 31, 2003.
(b)	Quarter ended September 30, 2004 includes $96 million of charges related to the BlackRock LTIP. See the Current Reports on Form 8-K dated October 6, 2004 filed by us and BlackRock for further information. These charges include “Staff” expense of $91 million and “Other” expense of $5 million.
(c)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income. The ratio for the quarter ended September 30, 2004 includes the impact of the LTIP charge. If the impact of the LTIP charge had been excluded from the computation, the ratio would have been 67% for the quarter ended September 30, 2004.

The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue and expense included in the cumulative effect of an accounting adjustment recorded in that quarter, as we consider this also to be a more meaningful comparison with the other periods presented. If the additional revenue and expense included in the cumulative effect of an accounting adjustment had been included in the computation, the ratio would have been 66% for the quarter ended December 31, 2003.

(d)	The bank efficiency ratio represents the consolidated efficiency ratio excluding the effect of BlackRock and PFPC.

THE PNC FINANCIAL SERVICES GROUP, INC.

Average Consolidated Balance Sheet (Unaudited)

Three months ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Assets
Interest-earning assets
Securities
Securities available for sale
U.S. Treasury and government agencies/corporations	$6,288	$6,654	$6,432	$5,929	$4,562
Other debt	8,667	8,624	9,293	9,154	10,187
State and municipal	216	225	264	149	144
Corporate stocks and other	201	259	282	383	397

Total securities available for sale	15,372	15,762	16,271	15,615	15,290
Securities held to maturity	2	2	2	2	5

Total securities	15,374	15,764	16,273	15,617	15,295
Loans, net of unearned income
Commercial	16,915	16,445	15,827	15,514	15,805
Commercial real estate	2,120	2,100	2,249	1,825	2,034
Consumer	14,673	13,968	12,719	11,692	11,195
Residential mortgage	4,354	3,622	3,492	2,932	2,807
Lease financing	3,182	3,437	4,050	4,252	4,503
Other	507	497	517	522	529

Total loans, net of unearned income	41,751	40,069	38,854	36,737	36,873
Loans held for sale	1,578	1,636	1,560	1,645	1,480
Federal funds sold	4		207	12	46
Resale agreements	1,279	1,896	2,028	1,997	1,690
Other	1,745	1,550	1,161	1,084	911

Total interest-earning assets	61,731	60,915	60,083	57,092	56,295
Noninterest-earning assets
Allowance for loan and lease losses	(593)	(603)	(653)	(645)	(674)
Cash and due from banks	2,851	2,793	2,896	2,774	2,788
Other assets	11,372	10,762	10,697	9,873	10,044

Total assets	$75,361	$73,867	$73,023	$69,094	$68,453

Supplemental Average Balance Sheet Information
Loans excluding conduit	$40,074	$38,257	$36,747	$34,352	$34,378
Market Street Funding Corporation conduit	1,677	1,812	2,107	2,385	2,495

Total loans	$41,751	$40,069	$38,854	$36,737	$36,873

THE PNC FINANCIAL SERVICES GROUP, INC.

Average Consolidated Balance Sheet (Unaudited) (Continued)

Three months ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Liabilities, Minority and Noncontrolling Interests and Shareholders’ Equity
Interest-bearing liabilities
Interest-bearing deposits
Money market	$15,916	$16,027	$15,581	$15,249	$15,198
Demand	7,857	7,878	7,873	7,496	7,277
Savings	2,730	2,595	2,590	2,099	2,133
Retail certificates of deposit	9,100	8,650	8,780	8,268	8,460
Other time	825	680	343	265	264
Time deposits in foreign offices	1,561	1,485	806	466	238

Total interest-bearing deposits	37,989	37,315	35,973	33,843	33,570
Borrowed funds
Federal funds purchased	1,940	2,303	1,912	1,558	1,306
Repurchase agreements	1,158	1,508	1,157	1,226	1,204
Bank notes and senior debt	2,709	2,752	2,752	2,752	2,904
Federal Home Loan Bank borrowings	98	184	1,180	1,119	1,129
Subordinated debt	3,411	3,545	3,593	2,175	1,949
Mandatorily redeemable capital securities of subsidiary trusts				881	848
Commercial paper	1,679	1,815	2,111	2,388	2,501
Other borrowed funds	760	449	442	306	258

Total borrowed funds	11,755	12,556	13,147	12,405	12,099

Total interest-bearing liabilities	49,744	49,871	49,120	46,248	45,669
Noninterest-bearing liabilities, minority and noncontrolling interests and shareholders’ equity
Demand and other noninterest-bearing deposits	12,477	11,681	11,350	11,070	11,040
Allowance for unfunded loan commitments and letters of credit	84	90	90	88	77
Accrued expenses and other liabilities	5,469	4,772	5,020	4,688	4,827
Minority and noncontrolling interests in consolidated entities	466	419	434	471	295
Shareholders’ equity	7,121	7,034	7,009	6,529	6,545

Total liabilities, minority and noncontrolling interests and shareholders’ equity	$75,361	$73,867	$73,023	$69,094	$68,453

Supplemental Average Balance Sheet Information
Interest-bearing deposits	$37,989	$37,315	$35,973	$33,843	$33,570
Demand and other noninterest-bearing deposits	12,477	11,681	11,350	11,070	11,040

Total deposits	$50,466	$48,996	$47,323	$44,913	$44,610

Transaction deposits	$36,250	$35,586	$34,804	$33,815	$33,515

Common shareholders’ equity	$7,113	$7,026	$7,000	$6,520	$6,536

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Loans and Loans Held for Sale (Unaudited)

Loans
Period ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Commercial
Retail/wholesale	$4,855	$4,734	$4,528	$4,327	$4,282
Manufacturing	4,033	4,050	3,835	3,786	4,114
Service providers	2,047	1,982	2,044	1,867	1,950
Real estate related	1,706	1,616	1,432	1,303	1,454
Financial services	1,214	1,268	1,157	1,169	1,251
Health care	473	470	448	403	413
Communications	98	105	78	93	68
Other	2,821	2,620	2,529	2,303	2,339

Total commercial	17,247	16,845	16,051	15,251	15,871

Commercial real estate
Real estate projects	1,513	1,530	1,521	1,392	1,429
Mortgage	527	575	534	432	464

Total commercial real estate	2,040	2,105	2,055	1,824	1,893

Consumer
Home equity	12,377	11,946	11,160	9,790	9,486
Automobile	842	825	762	585	545
Other	1,684	1,676	1,678	1,480	1,530

Total consumer	14,903	14,447	13,600	11,855	11,561

Residential mortgage	4,672	3,906	3,537	2,886	2,894
Lease financing
Equipment	3,949	3,818	3,859	3,935	3,934
Vehicles	228	285	969	1,212	1,515

Total lease financing	4,177	4,103	4,828	5,147	5,449

Other	372	352	360	349	364
Unearned income	(931)	(923)	(980)	(1,009)	(1,037)

Total, net of unearned income	$42,480	$40,835	$39,451	$36,303	$36,995

Supplemental Information
Loans excluding conduit	$40,676	$39,094	$37,519	$34,080	$34,514
Market Street Funding Corporation conduit	1,804	1,741	1,932	2,223	2,481

Total loans	$42,480	$40,835	$39,451	$36,303	$36,995

Wholesale Banking Lending Statistics (a)
Portfolio composition-total exposure
Investment grade equivalent or better	53%	53%	53%	52%	52%
Non-investment grade (secured lending)	24	24	24	25	25
Non-investment grade (other)	23	23	23	23	23

Total	100%	100%	100%	100%	100%

Client relationships >$50 million-total exposure	$12,986	$12,596	$12,000	$12,396	$12,662
Client relationships >$50 million-customers	148	140	134	138	139

Consumer Loan Statistic (b)
Net charge-offs to average loans	.19%	.20%	.21%	.27%	.23%

Loans Held for Sale

Period ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Education loans	$1,170	$1,185	$1,180	$1,014	$1,140
Total institutional lending repositioning	14	27	61	70	98
Other	398	245	307	316	293

Total	$1,582	$1,457	$1,548	$1,400	$1,531

(a)	Includes amounts for customers of Market Street Funding Corporation.
(b)	Includes consumer, residential mortgage and vehicle leasing. During the second quarter of 2004, we sold our consumer vehicle leasing business.

THE PNC FINANCIAL SERVICES GROUP, INC.

Allowances For Loan And Lease Losses And Unfunded Loan Commitments And Letters Of Credit (Unaudited)

Change in Allowance For Loan and Lease Losses

Three months ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Beginning balance	$593	$604	$632	$648	$673
Charge-offs
Commercial	(13)	(26)	(59)	(53)	(56)
Commercial real estate			(2)		(1)
Consumer	(10)	(11)	(11)	(10)	(9)
Residential mortgage	(2)		(1)	(2)	(1)
Lease financing	(1)	(1)	(2)	(4)	(5)

Total charge-offs (a)	(26)	(38)	(75)	(69)	(72)
Recoveries
Commercial	9	5	8	15	5
Commercial real estate		1		1
Consumer	3	3	3	3	3
Residential mortgage			1		1
Lease financing	1	3	1	1

Total recoveries	13	12	13	20	9
Net charge-offs
Commercial	(4)	(21)	(51)	(38)	(51)
Commercial real estate		1	(2)	1	(1)
Consumer	(7)	(8)	(8)	(7)	(6)
Residential mortgage	(2)			(2)
Lease financing		2	(1)	(3)	(5)

Total net charge-offs	(13)	(26)	(62)	(49)	(63)
Provision for credit losses	13	8	12	34	50

Acquired allowance (United National)			22
Net change in allowance for unfunded loan commitments and letters of credit	(12)	7		(1)	(12)

Ending balance	$581	$593	$604	$632	$648

Change In Allowance For Unfunded Loan Commitments And Letters Of Credit

Three months ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Beginning balance	$84	$91	$91	$90	$78
Net change in allowance for unfunded loan commitments and letters of credit	12	(7)		1	12

Ending balance	$96	$84	$91	$91	$90

Net Unfunded Commitments

In millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Net unfunded commitments	$27,972	$27,587	$26,356	$25,183	$24,664

(a)	During the first quarter of 2004, we changed our policy for recognizing charge-offs on smaller nonperforming commercial loans. This change resulted in the recognition of an additional $24 million of gross charge-offs for the first quarter of 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Type

Period ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Nonaccrual loans
Commercial (a)	$96	$119	$132	$213	$286
Lease financing	7	13	12	11	15
Commercial real estate	10	3	3	6	4
Consumer	12	11	10	11	10
Residential mortgage (b)	23	23	26	24	8

Total nonaccrual loans	148	169	183	265	323
Troubled debt restructured loan				1	1

Total nonperforming loans	148	169	183	266	324
Nonperforming loans held for sale (c)	2	4	4	27	35
Foreclosed and other assets
Lease financing	16	17	17	17	18
Residential mortgage	11	11	13	9	9
Other	7	8	12	9	10

Total foreclosed and other assets	34	36	42	35	37

Total nonperforming assets (d)	$184	$209	$229	$328	$396

Nonperforming loans to total loans	.35%	.41%	.46%	.73%	.88%
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.42	.49	.56	.87	1.03
Nonperforming assets to total assets	.24	.29	.31	.48	.58

(a) See Note (a) on page 14.

(b) During the fourth quarter of 2003, we accelerated the timeframe for recognizing delinquent, well-secured residential mortgage loans as nonperforming. This change resulted in the classification of an additional $15 million of residential mortgages as nonperforming assets at December 31, 2003.

(c) Includes troubled debt restructured loans held for sale.	$2	$2	$3	$10	$9

(d) Excludes equity management assets carried at estimated fair value (September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003 amounts include troubled debt restructured assets of $10 million, $10 million, $11 million, $5 million and $7 million, respectively).	$29	$32	$29	$37	$38

Change in Nonperforming Assets
September 30, 2004 - in millions	Three months ended	Nine months ended
Beginning of period	$209	$328
Purchases (United National)		12
Transferred from accrual	54	170
Returned to performing	(12)	(14)
Principal reductions and payoffs	(47)	(186)
Asset sales	(5)	(53)
Charge-offs and valuation adjustments	(15)	(73)

September 30	$184	$184

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited) (Continued)

Nonperforming Assets by Business Segment

Period ended - in millions	September 30 2004	June 30 2004	March 31 2004	December 31 2003	September 30 2003
Regional Community Banking
Nonperforming loans (a)	$74	$70	$64	$74	$62
Foreclosed and other assets	11	11	11	11	10

Total	$85	$81	$75	$85	$72

Wholesale Banking
Nonperforming loans	$60	$85	$102	$177	$251
Nonperforming loans held for sale	2	4	4	27	35
Foreclosed and other assets	20	21	25	23	25

Total	$82	$110	$131	$227	$311

PNC Advisors
Nonperforming loans	$10	$9	$11	$11	$10
Foreclosed and other assets		1			1

Total	$10	$10	$11	$11	$11

Other (b)
Nonperforming loans (a)	$4	$5	$6	$4	$1
Foreclosed and other assets	3	3	6	1	1

Total	$7	$8	$12	$5	$2

Consolidated Totals
Nonperforming loans (c)	$148	$169	$183	$266	$324
Nonperforming loans held for sale	2	4	4	27	35
Foreclosed and other assets	34	36	42	35	37

Total	$184	$209	$229	$328	$396

Largest Nonperforming Assets at September 30, 2004 - in millions (d)

Ranking	Outstandings	Industry
1	$16	Air Transportation
2	15	Fabricated Metal Manufacturing
3	8	Individuals
4	7	Real Estate Lessors
5	4	Plastic and Mineral Manufacturing
6	4	Machinery Manufacturing
7	4	Other Transportation
8	3	Air Transportation
9	3	Machinery Manufacturing
10	2	Miscellaneous Manufacturing

Total	$66

As a percent of nonperforming assets
	35.87%

(a)	See Note (b) on page 15. Amounts at September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003 reflect the impact of this change.
(b)	Represents residential mortgages related to PNC’s Asset and Liability Management function.
(c)	See Note (a) on page 14.
(d)	Amounts shown are not net of related allowance for loan and lease losses, if applicable.

Glossary of Terms

Accounting/administration net fund assets - Net domestic and foreign fund investment assets for which we provide accounting and administration services. We do not include these assets on our Consolidated Balance Sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Capital - Represents the amount of resources that a business segment should hold to guard against potentially large losses that could cause insolvency. It is based on a measurement of economic risk, as opposed to risk as defined by regulatory bodies or generally accepted accounting principles. The economic capital measurement process involves converting a risk distribution to the capital that is required to support the risk, consistent with an institution’s target credit rating. As such, economic risk serves as a “common currency” of risk that allows an institution to compare different risks on a similar basis.

Charge-off - Process of removing a loan or portion of a loan from a bank’s balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan’s market value is less than its carrying amount.

Common shareholders’ equity to total assets - Common shareholders’ equity divided by total assets. Common shareholders’ equity equals total shareholders’ equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All investment assets held on behalf of clients under safekeeping arrangements. We do not include these assets on our Consolidated Balance Sheet. Investment assets held in custody at other institutions on our behalf are included in the appropriate asset categories on the Consolidated Balance Sheet as if physically held by us.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold; resale agreements; purchased customer receivables; and certain other assets.

Economic value of equity (“EVE”) - The present value of the expected cash flows of our existing assets less the present value of the expected cash flows of our existing liabilities, plus the present value of the net cash flows of our existing off-balance sheet positions.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off-balance sheet positions.

Efficiency - Noninterest expense divided by the sum of net interest income and noninterest income.

Funds transfer pricing – A management accounting methodology designed to recognize the net interest income effects of sources and uses of funds provided by the assets and liabilities of business segments. These balances are assigned funding rates that represent the interest cost for us to raise/invest funds with similar maturity and repricing structures, using the least-cost funding sources available.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets we hold for our customers/clients in a non-discretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Noninterest income to total revenue - Noninterest income divided by total revenue. Total revenue includes noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets and other assets. Interest income does not accrue on assets classified as nonperforming.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets. Interest income does not accrue on loans classified as nonperforming.

Recovery - Cash proceeds received on a loan that previously had been charged off. The amount received is credited to the allowance for loan and lease losses.

Return on capital - Annualized net income divided by average capital.

Return on average assets - Annualized net income divided by average assets.

Return on average common equity - Annualized net income divided by average common shareholders’ equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights (as defined by The Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Securitization - The process of legally transforming financial assets into securities.

Shareholders’ equity to total assets – Period-end total shareholders’ equity divided by period-end total assets.

Tangible common capital ratio - Common shareholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and other intangible assets (excluding mortgage servicing rights).

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders’ equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders’ equity for tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by period-end risk-weighted assets.

Total fund assets serviced – Total domestic and foreign fund investment assets for which we provide related processing services. We do not include these assets on our Consolidated Balance Sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as tier 1, and the allowance for loan and lease losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by period-end risk-weighted assets.

Transaction deposits – The sum of money market and interest-bearing demand deposits and demand and other noninterest-bearing deposits.

Business Segment Products and Services

Regional Community Banking provides deposit, lending, cash management and investment services to 2.2 million consumer and small business customers within PNC’s primary geographic footprint.

Wholesale Banking provides lending, treasury management, capital markets-related products and services, and commercial loan servicing to mid-sized corporations, government entities and selectively to large corporations. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting, and global trade services. Capital markets products include foreign exchange, derivatives, loan syndications and securities underwriting and distribution. Wholesale Banking provides products and services generally within PNC’s primary geographic markets and provides certain products and services nationally.

PNC Advisors provides a broad range of tailored investment, trust and private banking products and services to affluent individuals and families, including services to the ultra-affluent through its Hawthorn unit, and provides full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest® product. PNC Advisors provides services to individuals and corporations primarily within PNC’s primary geographic markets.

BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Liquidity Funds (formerly BlackRock Provident Institutional Funds). In addition, BlackRock provides risk management and investment system services and products under the BlackRock Solutions® brand name and financial advisory services to institutional investors.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry and providing processing solutions to the international marketplace through its Ireland and Luxembourg operations.